SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                        Date of Report:    July 14, 1999

                 Date of Earliest Event Reported:  July 9, 1999


                               TANDYCRAFTS, INC.

                             A DELAWARE CORPORATION


               1-7258                            75-1475224
               ------                            ----------
      (Commission File Number)       (IRS Employer Identification No.)



                              1400 Everman Parkway
                            Fort Worth, Texas  76140
                                 (817) 551-9600

ITEM 5.   OTHER EVENTS
          ------------

          (a) On July 9, 1999, Registrant issued a press release announcing it welcomed Mexican President Ernesto Zedillo Ponce de Leon and a host of other dignitaries during an opening celebration at the Company's new manufacturing facility in Durango, Mexico.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  Exhibits.
               --------

               Exhibit
               Number                     Description
               -------   --------------------------------------------

                 99 Copy of press release announcing it welcomed Mexican President Ernesto Zedillo Ponce de Leon and a host of other dignitaries during an opening celebration at the Company's new manufacturing facility in Durango, Mexico.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                                          TANDYCRAFTS, INC.


Date:  July 14, 1999                      By:/s/ Michael J. Walsh
                                             --------------------------
                                             Michael J. Walsh, President
                                             and Chief Executive Officer


Date:  July 14, 1999                      By:/s/ James D. Allen
                                             --------------------------
                                             James D. Allen, Executive Vice
                                             President and Chief Financial
                                             Officer


Date:  July 14, 1999                      By:/s/ Troy A. Huseman
                                             --------------------------
                                             Troy A. Huseman
                                             Assistant Vice President and
                                             Controller